Exhibit 10.15

Share Exchange Agreement

Transferor (Party A): Wenzhou Xibolun Fluid Equipment Co., Limited

Transferee (Party B): HONGKONG XIBOLUN TECHNOLOGY LIMITED

The registered capital of the Sino-foreign joint venture Wenzhou Xibolun Automation Project Technology Co., Ltd. is RMB 3,000,000. Zhejiang Xibolun Technology Co., Ltd. contributed capital of RMB 300,000, 10% of the registered capital. Wenzhou Xibolun Fluid Equipment Co., Limited contributed capital of RMB 300,000, 10% of the registered capital. HEBRON TECHNOLOGY CO., LTD contributed RMB 2,400,000, 80% of the registered capital. Currently because Wenzhou Xibolun Fluid Equipment Co., Limited intends to focus on other areas, with consent of the other two investors, it decides to transfer all of its shares in the joint venture to HONGKONG XIBOLUN TECHNOLOGY LIMITED.

I.	Parties’ Names and Addresses:

Party A: Wenzhou Xibolun Fluid Equipment Co., Limited

Legal Address: Binhai Ind. Park, Yongzhong Town, Longwan District, Wenzhou

Postal Code: 325000

License Number: 330300400005818

Contact Phone Number: 0577-86899698

Party B: HONGKONG XIBOLUN TECHNOLOGY LIMITED

License Number: 1615940

Legal Address: Room 1003, 10/F, Witty Commercial Bldg, 1A-1L Tung Choi St, Mong Kok, Hong Kong

Phone Number: 13758822773

II.	Share Transferred and Consideration: Party A transfers 10% of shares in Wenzhou Xibolun Automation Project Technology Co., Ltd. with paid-in capital of zero to Party B without any consideration.

III.	Rights and Obligations: On the day when the share transfer is closed, all the rights and obligations that Party A owns are transferred to Party B.

IV.	Liability for Breach of Contract: If Party A does not transfer the right timely, it should compensate all loss incurred.

V.	Dispute resolution: For any dispute, Party and Party B shall negotiate. If it cannot be negotiated, either party can submit it to Longwan District Court for suit according to Contract Law of the People's Republic of China.

VI.	Agreement Execution and Termination: This agreement is effective after being approved by the original approval authority. It is terminated after both parties perform it.

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VII.	This agreement is signed by the representatives of both parties at Wenzhou, China on October 30, 2012. It has 8 originals, with Party A and Party B each holding one copy, Wenzhou Xibolun Automation Project Technology Co., Ltd holding one copy for record, and other being submitted to relevant authorities for record.

Party A: /s/ Wenzhou Xibolun Fluid Equipment Co., Limited

Party B: /s/ HONGKONG XIBOLUN TECHNOLOGY LIMITED

2012-10-30

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